UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2006

SI International Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50080	52-2127278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12012 Sunset Hills Road
8th Floor
Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code:     (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                                       Completion of Acquisition or Disposition of Assets.

On December 15, 2006, SI International Inc. (the “Company”) merged two of its wholly-owned subsidiaries, SI International Engineering Inc., a Colorado corporation (“Engineering”) and SI International Telecom Corporation, a Delaware corporation (“Telecom”), into the Company as part of an internal consolidation of legal entities. The mergers were completed according to an Agreement and Plan of Merger under which Engineering and Telecom were merged into the Company with the Company continuing as the surviving corporation.

Streamlining the corporate entity structure through the merger of Engineering and Telecom into the Company will eliminate the need to continue filing multiple jurisdictional qualifications where only one business qualification is needed for the Company to perform work for customers, as well as eliminate the need to maintain separate corporate books and records and meet corporate governance requirements for Engineering and Telecom.  Additionally, there may be tax advantages to the consolidation effort.  The merger of Engineering and Telecom into the Company is not expected to impact business operations. The Agreement and Plan of Merger is attached hereto as Exhibit 2.1, and is furnished to, but not filed with, the Commission.

Item 9.01                                                       Exhibits

(d)	Exhibit No.	Exhibit

	2.1	Agreement and Plan of Merger, dated as of December 15, 2006 by and among SI International Telecom Corporation, SI International Engineering, Inc. and SI International Inc.

The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals, financial information or reporting, and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements may involve a number of risks and uncertainties, which are described in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties include: changes in federal government (or other applicable) procurement laws, regulations, policies and budgets; risks relating to contract performance; changes in the risks associated with the competitive process or environment (including as a result of bid protests); and the important factors discussed in the Risk Factors section of the annual report on Form 10-K/A filed by the Company with the Securities and Exchange Commission and available directly from the Commission at www.sec.gov. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

	By:	/s/ Thomas E. Dunn
Thomas E. Dunn
Executive Vice President, Chief Financial
Officer, and Treasurer
Dated: December 19, 2006